December 1, 2015

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND

GENERAL NEW YORK AMT-FREE MUNICIPAL MONEY MARKET FUND

Supplement to Prospectus

dated April 1, 2015, As Revised December 1, 2015

General California Municipal Money Market Fund

Until January 1, 2016, notwithstanding any contrary information contained in the prospectus, the fund will normally invest substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes.  Thereafter, the fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in such municipal obligations, and may invest a portion of its assets in municipal obligations that do not pay income exempt from California state income taxes.

General New York AMT-Free Municipal Money Market Fund

Until January 1, 2016, notwithstanding any contrary information contained in the prospectus, the fund will normally invest substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city income taxes.  Thereafter, the fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in such municipal obligations, and may invest a portion of its assets in municipal obligations that do not pay income exempt from New York state or New York city income taxes.

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